March 7, 2013

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:

RE: NML Variable Annuity Account A

EDGAR CIK No. 0000790162; File No. 811-21887

NML Variable Annuity Account B

EDGAR CIK No. 0000072176; File No. 811-1668

NML Variable Annuity Account CEDGAR CIK No. 0000790163; File No. 811-21886

Dear Sir or Madam:

On behalf of Northwestern Mutual Life Insurance Company and NML Variable Annuity Accounts A, B, and C (“Registrants” or the “Accounts”) we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ annual report for the period ending December 31, 2012 has been transmitted to policy owners as required by Rule 30e-2 under the 1940 Act.

The following annual reports were filed with the Commission via EDGAR on the date indicated below and are incorporated herein by reference:

Underlying Investment Company	CIK No.	Date Filed	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	03/07/2013	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	02/20/2013	811-07205
Fidelity VIP Contrafund Portfolio	0000831016	02/20/2013	811-05511
Neuberger Berman Socially Responsive Portfolio	0000736913	02/19/2013	811-04255
Russell Investment Funds	0000824036	02/25/2013	811-05371
Russell Investment Funds – Life Points Variable Target Portfolio Series	0000824036	02/25/2013	811-05371

Some of the investment companies above (or series thereof) may not be available under every policy offered by a Registrant.

In addition, performance summaries and financial statements for the Accounts are filed herewith. This filing will also include any other materials required to be filed, if any.

Please direct any questions or comments regarding this filing to the undersigned at 414-665-2418.

Sincerely,

/s/ Barbara Courtney

Barbara Courtney

Director – Mutual Fund Accounting

The Northwestern Mutual Life Insurance Company . 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797 . 414 271 1444

The Northwestern Mutual Life Insurance Company

VariableAnnuities

December 31, 2012

Annual Reports

Optimized to contain one or more of the following:*

Northwestern Mutual Series Fund, Inc. Fidelity® VIP Mid Cap Portfolio Service Class 2 Fidelity® VIP Contrafund® Portfolio Service Class 2 Neuberger Berman AMT Socially Responsive Portfolio Russell Investment Funds Russell Investment Funds – LifePoints® Variable Target Portfolio Series

* See Table of Contents for more information and a list of Prospectus supplements and/or shareholder documents, if any, included herein.

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Flexible Payment Variable annuity account a Flexible Payment Variable annuity account a (Fee Based) Flexible Payment Variable annuity account B Flexible Payment Variable annuity account B (Fee Based) group Combination annuity account C Flexible Payment Variable annuity account C (Network Edition)

How To Get More Information

Northwestern Mutual Express: 1-800-519-4665

For eligible owners, get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among investment options, change the allocation and obtain fund performance information.

Information on the Internet: www.northwesternmutual.com

For information about Northwestern Mutual visit us on our Web site. Included is fund performance information (which can be found at northwesternmutual.com > Products & Services > Deferred annuities > Performance History), forms for routine service, and daily unit values for contracts you own with your user ID and password. Eligible owners may also transfer invested assets among funds and change the allocation of future contributions online.

For further information, contact either your Northwestern Mutual Financial Representative or The Northwestern Mutual Life Insurance Company, 720 East Wisconsin avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

SipC disclosure

Variable insurance products are offered through Northwestern Mutual Investment Services, LLC (“NMIS”), a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. NMIS is a broker-dealer and investment adviser registered with the SEC and is a member of FINRa and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-8300 or visiting its Web site at www.sipc.org.

Contents

Northwestern Mutual Series Fund, Inc. - Annual Report	282 pages

Fidelity® VIP Mid Cap Portfolio - Annual Report	36 pages
(This report follows the end of the Northwestern Mutual Series Fund, Inc.)

Fidelity® VIP Contrafund® Portfolio - Annual Report	40 pages
(This report follows the end of the Fidelity® VIP Mid Cap Portfolio)

Neuberger Berman AMT Socially Responsive Portfolio - Annual Report	36 pages
(This report follows the end of the Fidelity® VIP Contrafund® Portfolio)

Russell Investment Funds - Annual Report	156 pages
(This report follows the end of the Neuberger Berman AMT Socially Responsive Portfolio)

Russell Investment Funds - LifePoints® Variable Target Portfolio Series - Annual Report	88 pages
(This report follows the end of the Russell Investment Funds)

Prospectus Supplements	9 pages

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

PO BOX 3095

Milwaukee WI 53201-3095

This booklet contains information about the Northwestern Mutual variable insurance product and the mutual funds identified on the front cover. The mutual funds correspond with the investment divisions available under the variable insurance product (“Product”). The information is prepared for Product owners and does not represent an offer of the Product, nor should it be used in connection with any offer, except when accompanied or preceded by the current Product prospectus or offering circular and the mutual fund prospectuses, which contain detailed information about mutual fund investment objectives and operations, and applicable fees, expenses and sales charges. Prospectuses or offering circulars may be obtained by calling the telephone number or visiting the website address listed below. You should read and carefully consider this information before you invest or send money.

The mutual fund reports are prepared from the books and records of the funds. Discussions of investment performance in the reports represent the views of the funds’ portfolio managers as of the dates of the reports. They are not guarantees of investment results, nor should they be relied upon as investment advice or indications of current or future trading strategies of the portfolio managers. Portfolio manager views and security holdings are subject to change at any time.

NMIS is a member of Financial Industry Regulatory Authority (FINRA) and in accordance with the Investor Education and Protection Rule, we are providing our clients information regarding FINRA BrokerCheck, a free resource available to investors. An investor brochure describing FINRA BrokerCheck may be obtained online from FINRA’s Web site at www.finra.org or by contacting the FINRA BrokerCheck Hotline at 800-289-9999.

Northwestern Mutual is the marketing name for The Northwestern Mutual Life Insurance Company, Milwaukee, WI (NM) (life and disability insurance, annuities) and its subsidiaries.

Product Distributor: Northwestern Mutual Investment Services, LLC (NMIS), Suite 600,

611 East Wisconsin Avenue, Milwaukee, WI 53202-4797, 1-866-664-7737, member FINRA and SIPC.

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